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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                October 14, 2004


                         Commission File Number 1-13873
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                                 STEELCASE INC.



                     Michigan                           38-0819050
             (State of incorporation)                  (IRS employer
                                                   identification number)

                 901 44th Street SE
               Grand Rapids, Michigan                         49508
       (Address of principal executive offices)             (Zip code)


                                 (616) 247-2710
                             ----------------------



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ITEM 8.01.  Other Events

Steelcase Inc. ("the Company") issued a press release on October 14, 2004 announcing it filed a universal shelf registration statement on Form S-3 and is furnishing the press release as Exhibit 99.1 attached hereto.

The information furnished pursuant to this Current Report on Form 8-K (including the exhibit hereto) shall not be considered "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.



                                  EXHIBIT INDEX


               Exhibit
                Number       Description
               --------      -----------
                 99.1        Press Release - Steelcase Files Universal
                             Shelf Registration




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        STEELCASE INC.

Date: October 14, 2004
                                        /s/ JAMES P. KEANE
                                     ----------------------------
                                            James P. Keane
                                        Senior Vice President
                                     and Chief Financial Officer
                                     (Duly Authorized Officer and
                                     Principal Financial Officer)